Exhibit 99.1

SIMPLICITY ESPORTS, LLC

Report of Independent Registered Public Accounting Firm

To the members and the board of directors of Simplicity Esports, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Simplicity Esports, LLC (the "Company") as of December 31, 2018 and 2017, the related statements of operations, members' equity, and cash flows for year ended December 31, 2018 and the period September 25, 2017 (inception) thru December 31, 2017 and the related notes and schedules (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the year ended December 31, 2018 and the period September 25, 2017 (inception) thru December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company's auditor since 2019.

Basking Ridge, New Jersey

March 15, 2019

SIMPLICITY ESPORTS, LLC

Balance Sheets

	December 31, 2018	December 31, 2017
ASSETS

Current Assets
Cash and cash equivalents	$75,210	$1,048,846
Deposits	—	16,000
Intangible Assets, net	—	93,551
Total Current Assets	75,210	1,158,397

TOTAL ASSETS	$75,210	$1,158,397

LIABILITIES AND MEMBERS’ CAPITAL

Current Liabilities
Accrued expenses	$26,328	$—
Total Current Liabilities	26,328	—

Total Liabilities	$—	$—

Commitments and contingencies	—	—

Members’ Capital	48,882	1,158,397

TOTAL LIABILITIES AND MEMBERS’ CAPITAL	$75,210	$1,158,397

The accompanying notes are an integral part of these financial statements

SIMPLICITY ESPORTS, LLC

Statements of Operations

	Year Ended December 31, 2018	For the Period from September 25, 2017 (Inception) Through December 31, 2017

Revenue
Revenue	$31,873	$—

Operating Expenses
General and Administrative expenses	437,655	81,603

Interest Income	2,193	—

Loss Before Taxes	(403,589)	(81,603)

Less Provision for Income Taxes	—	—

Net Loss	$(403,589)	$(81,603)

The accompanying notes are an integral part of these financial statements

SIMPLICITY ESPORTS, LLC

STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL

FOR THE YEAR ENDED DECEMBER 31, 2018 AND
THE PERIOD FROM SEPTEMBER 25, 2017
(INCEPTION) THROUGH DECEMBER 31, 2017

Balance at September 25, 2017 (Inception)	$—

Capital contributed	1,240,000

Net loss	(81,603)

Balance at December 31, 2017	1,158,397

Capital issued for services	34,061

Distributions	(739,987)

Net loss	(403,589)

Balance at December 31, 2018	$48,882

The accompanying notes are an integral part of these financial statements

SIMPLICITY ESPORTS, LLC

STATEMENTS OF CASH FLOWS

	Year Ended December 31, 2018	For the Period from September 25, 2017 (inception) Through December 31, 2017

Cash flows from operating activities:
Net loss	$(403,589)	$(81,603)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of intangible asset	19,000	1,449
Impairment of intangible asset	74,551	—
Capital issued for services	34,061	—

Change in liabilities:
Accrued expenses	26,328	—
Net cash used in operating activities	(249,649)	(80,154)

Cash flows from investing activities:
Deposit	(16,000)	(16,000)
Refund of deposit	32,000	—
Purchase of team logo	—	(95,000)
Net cash provided by (used in) investing activities	16,000	(111,000)

Cash flows from financing activities:
Distributions to members	(739,987)	—
Proceeds from sale of members interest	—	1,240,000
Net cash provided provided by (used in) financing activities	(739,987)	1,240,000

Net change in cash and cash equivalents	(973,636)	1,048,846

Cash and cash equivalents - beginning of period	1,048,846	—

Cash and cash equivalents - end of period	$75,210	$1,048,846

Supplemental Disclosures of Cash Flow Information:

Cash and cash equivalents paid for interest	$—	$—
Cash and cash equivalents paid for income taxes	$—	$—

Supplemental Non-Cash Investing and Financing Information

None

The accompanying notes are an integral part of these financial statements

SIMPLICITY ESPORTS, LLC

Notes to Financial Statements

FOR THE YEAR ENDED DECEMBER 31, 2018 AND THE PERIOD SEPTEMBER 25, 2017

(INCEPTION) THROUGH DECEMBER 31, 2017

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

Underworld Esports, LLC, a Florida limited liability company, (the “Company,” “SES”, “we,” or “us”) was founded September 25, 2017.

On March 12, 2018, the Company changed its name from Underworld Esports, LLC to Simplicity Esports, LLC.

SES is an early stage company. SES has implemented a unique approach to ensure the ultimate fan friendly esports experience. Our intention is to have gamers involved at the grassroots level and feel a sense of unity as we compete with top class talent. Our management and players are well known within the esports community and we plan to use their skills to create a seamless content creation plan helping gamers feel closer to our brand than any other in the industry.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“US-GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting periods. Actual results could differ from those estimates. Estimates which are particularly significant to the financial statements include estimates of the valuation allowance on deferred tax assets.

Cash and cash equivalents

The Company considers short-term interest bearing investments with initial maturities of three months or less to be cash equivalents.

Concentrations of credit risk

The Company maintains its cash and cash equivalents in bank deposit accounts, which could, at times, exceed federally insured limits. The Company has not experienced any losses in such accounts; however, amounts in excess of the federally insured limit may be at risk if the bank experiences financial difficulties. The Company places its cash with high credit quality financial institutions. At December 31, 2018 and 2017 the Company maintained its cash at a financial institution, which deposited our funds into one or more FDIC-insured banks. If our deposit is greater than the coverage available at one bank, the excess deposit amounts are directed into accounts at other participating banks. (See note 7)

Income taxes

The Company is a limited liability company treated as a partnership for federal and state income tax purposes with all income tax liabilities and/or benefits of the Company being passed through to its members. As such, no recognition of federal or state income taxes for the Company have been provided for in the accompanying financial statements. Any uncertain tax position taken by the members are not an uncertain position of the Company.

Revenue Recognition

As of January 1, 2018, the Company adopted Revenue from Contracts with Customers (Topic 606) (“ASC 606”). The new guidance sets forth a new five-step revenue recognition model which replaces the prior revenue recognition guidance in its entirety and is intended to eliminate numerous industry-specific pieces of revenue recognition guidance that have historically existed in U.S. GAAP. The underlying principle of the new standard is that a business or other organization will recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects what it expects to receive in exchange for the goods or services. The standard also requires more detailed disclosures and provides additional guidance for transactions that were not addressed completely in the prior accounting guidance. The Company adopted the standard using the modified retrospective method and the adoption did not have a material impact on its financial statements.

The Company recognizes revenue when performance obligations under the terms of a contract with the customer are satisfied. Product sales occur once control is transferred upon delivery to the customer. Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring goods and services. Our revenue for the year ended December 31, 2018 was derived from two sources, the first was from the sale of the rights to our players to third parties and second from participation and prize money awarded at gaming tournaments.

SIMPLICITY ESPORTS, LLC

Notes to Financial Statements

FOR THE YEAR ENDED DECEMBER 31, 2018 AND THE PERIOD SEPTEMBER 25, 2017

(INCEPTION) THROUGH DECEMBER 31, 2017

Intangible Assets and impairment

Intangible assets that are subject to amortization are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. Assets not subject to amortization are tested for impairment at least annually. The Company had intangible assets subject to amortization related to its asset purchase of a team logo and name. These costs were included in intangible assets on our balance sheet and amortized on a straight-line basis when placed into service over the estimated useful lives of the costs, which is 5 years.

The Company periodically reviews its intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. The Company recognizes an impairment loss when the sum of expected undiscounted future cash flows is less that the carrying amount of the asset. The amount of impairment is measured as the difference between the asset’s estimated fair value and its book value. An impairment of $74,551 was recorded on December 31, 2018, see note 5.

NOTE 3. RECENTLY ISSUED ACCOUNTING STANDARDS AND DEVELOPMENTS

Accounting standards promulgated by the FASB are subject to change. Changes in such standards may have an impact on the Company’s future financial statements. The following are a summary of recent accounting developments.

In February 2016, the FASB issued authoritative guidance, which is included in ASC 842, “Leases.” This guidance requires lessees to recognize most leases on the balance sheet by recording a right-of-use asset and a lease liability. This guidance is effective for the Company as of January 1, 2019. The Company is currently evaluating the impact this standard may have on its financial statements.

In May 2014, the FASB issued authoritative guidance, which is included in ASC 606, “Revenue from Contracts with Customers.” This guidance provides a single, comprehensive revenue recognition model for all contracts with customers and requires that a company recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. In July 2015, the FASB delayed the effective date of this guidance by one year. As a result, this guidance is effective for the Company as of January 1, 2018 and shall be applied either retrospectively to each period presented or as a cumulative-effect adjustment as of the date of adoption. Based on the completed analysis, the Company has determined the adjustment will not have a material impact on the financial statements.

In June 2018, the FASB issued ASU 2018-07, Compensation—Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting, which aligns accounting for share-based payments issued to nonemployees to that of employees under the existing guidance of Topic 718, with certain exceptions. This update supersedes previous guidance for equity-based payments to nonemployees under Subtopic 505-50, Equity—Equity-Based Payments to Non-Employees. This guidance is effective for the Company as of January 1, 2019. Based on the completed analysis, the Company has determined the adjustment did not have a material impact on the financial statements.

SIMPLICITY ESPORTS, LLC

Notes to Financial Statements

FOR THE YEAR ENDED DECEMBER 31, 2018 AND THE PERIOD SEPTEMBER 25, 2017

(INCEPTION) THROUGH DECEMBER 31, 2017

The Company periodically reviews new accounting standards that are issued. Although some of these accounting standards may be applicable to the Company, the Company has not identified any other new standards that it believes merit further discussion, and the Company expects that none would have a significant impact on its financial statements.

NOTE 4 – DEPOSIT

During the year ended December 31, 2017, the Company made a payment of $16,000 for the purchase of property. In January of 2018 the Company made an additional payment of $16,000. During the year ended December 31, 2018, the Company decided not to move forward with this purchase and received a full refund of $32,000.

NOTE 5 – ASSET PURCHASE AGREEMENT AND INTANGIBLE ASSETS

During the period from September 25, 2017 (inception) through December 31, 2017, the Company paid $95,000 for the purchase of an esports name and logo from an esports team. In connection with this purchase the Company also incurred approximately $35,000 in legal costs. The Company also paid approximately $36,000 in expenses. On December 31, 2018 the Company fully impaired this intangible asset, as the Company’s management deemed this intangible asset to not have the ability to produce future cash flows, as the Company changed its future business strategy.

The following tables set forth the intangible assets, acquired, including accumulated amortization as of December 31, 2018:

		December 31, 2018
			Accumulated		Net Carrying
	Useful Life	Cost	Amortization	Impairment	Value
eSports name	5 years	$95,000	$(20,449)	$(74,551)	$—

The following tables set forth the intangible assets, acquired, including accumulated amortization as of December 31, 2017:

	December 31, 2017
			Accumulated	Net Carrying
	Useful Life	Cost	Amortization	Value
eSports name	5 years	$95,000	$(1,449)	$93,551

SIMPLICITY ESPORTS, LLC

Notes to Financial Statements

FOR THE YEAR ENDED DECEMBER 31, 2018 AND THE PERIOD SEPTEMBER 25, 2017

(INCEPTION) THROUGH DECEMBER 31, 2017

Amortization expense, amounted to approximately $19,000 and $1,400 for the year ended December 31, 2018 and the period from September 25, 2017 (inception) through December 31, 2017, respectively.

NOTE 6. EQUITY

During the period ended December 31, 2017 the Company sold 24.9 class B membership units for $1,240,000.

During the year ended December 31, 2018 the Company granted compensation to an officer of the Company as compensation for his services to the Company as the Company’s President, for services provided from January 2018 through December 18, 2018. He was issued .9637 Class C Interests of the Company, representing a 3.2% overall economic interest of the Company. The 3.2% equity interest in the Company was valued at $34,061, as determined by a net asset value of the Company.

During the year ended December 31, 2018, the Company distributed $739,987 in cash to its members as a return of capital.

NOTE 7. RELATED PARTY TRANSACTIONS

The Company maintains its cash balance at a bank, through a financial services company that is owned by a member of the Company.

NOTE 8. SUBSEQUENT EVENTS

Acquisition of Simplicity Esports, LLC

On January 4, 2019, the Company consummated the transactions contemplated by the share exchange agreement, dated December 21, 2018 (as amended by Amendment No. 1 to Share Exchange Agreement, dated December 28, 2018 and by Amendment No. 2 to Share Exchange Agreement, dated December 30, 2018, the “Share Exchange Agreement”) by and among the Company, Smaaash Entertainment, Inc. (“Smaaash”), each of the equity holders of Simplicity (“Simplicity Owners”) and Jed Kaplan, in the capacity as the representative of the Simplicity Owners (the “Representative”). Pursuant to the Share Exchange Agreement the Simplicity Owners transferred all the issued and outstanding equity interests of Simplicity to the Company in exchange for newly issued shares of common stock of the Company (the “Acquisition”).

The Simplicity Owners received an aggregate of 300,000 shares of common stock at the closing of the Acquisition and an additional aggregate of 700,000 shares of common stock on January 7, 2019. The Simplicity Owners are entitled to receive an additional 2,000,000 shares upon the Company’s receipt of the approval of its stockholders to such issuance. In the event that the Company does not receive stockholder approval for the issuance of the additional shares by September 30, 2019 the Company and the other parties to the Share Exchange Agreement agree to promptly take all action reasonably necessary so that the name “Simplicity” and any trademarks and copyright and similar rights are transferred to the Representative, and Smaaash and its affiliates shall thereafter cease to use the name “Simplicity” in any of its operations.